Consolidated Statements of Shareholders' Equity and Comprehensive Income (Parenthetical) (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 25, 2010	Dec. 26, 2009	Dec. 27, 2008
Net deferred gains (losses) on cash flow hedges, tax provision (benefit)	$ 1.0	$ 1.8	$ (8.1)
Pension and post retirement costs, tax provision (benefit)	$ (1.7)	$ 0.3	$ (3.4)
Cash dividends declared, per share	$ 1.05	$ 0.91	$ 0.88